EMPLOYMENT AGREEMENT
                              --------------------

         THIS AGREEMENT  entered into this 3rd day of March 2006 (the "Effective
                                           ---        ----------
Date"), by and between William W. Davis, Jr. (the "Employee"), Wayne Bank (the "Bank"), and Norwood Financial Corp. (the "Company").

         WHEREAS, the Executive continues to serve the bank in an executive capacity under the terms and conditions set forth in this agreement; and

         WHEREAS, the Employee has heretofore been employed by the Bank as its Chief Executive Officer and is experienced in all phases of the business of the Bank; and

         WHEREAS, the Boards of Directors of the Bank and of the Company believe it is in their mutual best interests to enter into this Agreement with the Employee in order to assure continuity of management and to reinforce and encourage the continued attention and dedication of the Employee to his assigned duties; and

         WHEREAS, the parties desire by this writing to set forth the continuing employment relationship of the Employee, the Bank and the Company.

         NOW, THEREFORE, it is AGREED as follows:

Description of Duties:  The Executive shall initially serve as the President and
---------------------
Chief Executive Officer of the Bank, reporting only to the Board of Directors of the Bank; shall have supervision and control over, and responsibility for, the general management and operation of the Bank; and shall have such other powers and duties as may from time to time be prescribed by the Board of Directors of the Bank, provided that such duties are consistent with the Executive's position as the President and Chief Executive Officer in charge of the general management of the Bank.

         1.     Defined Terms
                -------------

         When used anywhere in this Agreement, the following terms shall have the meaning set forth herein.

                     (a) "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors,
(iii) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or
(iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, in the case of (i), (ii) and (iii) hereof, ownership or control of the Bank by the Company itself shall not constitute a Change in Control. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

                     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and as interpreted through applicable rulings and regulations in effect from time to time.

                     (c) "Code ss.280G Maximum" shall mean the product of 2.99 and the Executive's "base amount" as defined in Code ss.280G(b)(3).

                     (d) "Good Reason" shall mean any of the following events, which has not been consented to in advance by the Employee in writing: (I) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than sixty (60) miles from his primary office as of the date of the Change in Control; (ii) a material reduction in the Employee's base compensation as in effect on the date of the Change in Control or as the same may be increased from time to time; (iii) the failure by the Bank or the Company to continue to provide the Employee with compensation and benefits provided for on the date of the Change in Control, as the same may be increased from time to time, or with benefits substantially similar to those provided to him under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Bank or the Company which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him at the time of the Change in Control or within the protected period; (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his position; (v) a failure to elect or reelect the Employee to the Board of Directors of the Bank or the Company, if the Employee is serving on such Board on the date of the Change in Control; (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Bank or the Company; or (vii) a material reduction in the secretarial or other administrative support of the Employee. In addition, "Good Reasons" shall mean an impairment of the Employee's health to an extent that it makes continued performance of his duties hereunder hazardous to his physical or mental health.

                     (e) "Protected Period" shall mean the period that begins on the date six months before a Change in Control and ends on the later of the first annual anniversary of the Change in Control or the expiration date of this Agreement.

         2. Employment.  The Employee is employed as the Chief Executive Officer
            ----------
of the Bank and of the Company. In each capacity, the Employee shall render such administrative and management services for the Bank and the Company as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Bank and the Company. The Employee's other duties shall be such as the Boards of Directors of the Bank and the Company may from time to time reasonably direct, including normal duties as an officer of the Bank.

         3. Base  Compensation.  The Bank agrees to pay the Employee  during the
            ------------------
term of this Agreement a salary at the rate of $226,000.00 per annum, payable in cash not less frequently than monthly. The Board of Directors of the Bank shall review, not less often than annually, the rate of the Employee's salary, and shall increase the employee's base salary by no less than $6,000.00 per year. The Company hereby agrees that, in lieu of paying the Employee a base salary during the term of this Agreement, it shall be jointly and severally liable with the Bank for the payment of all amounts due under this Agreement. Nevertheless, the Board of Directors of the Company may in its discretion at any time during the term of this Agreement agree to pay the Employee a base salary for the remaining term of this Agreement. If the Board of Directors of the Company agrees to pay such salary, the Board shall thereafter review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary.

         Notwithstanding the foregoing, following a Change in Control, the Boards of Directors of the Bank and the Company shall continue to annually review the rate of the Employee's salary, and shall increase said rate of salary by a percentage which is not less than the average annual percentage increase in salary that the Employee received over the three calendar years immediately preceding the year in which the Change in Control occurs.

         4.  Discretionary   Bonuses.  The  Employee  shall  participate  in  an
             -----------------------
equitable manner with all other senior management employees of the Bank and in discretionary bonuses that the Boards of Directors of the Bank and the Company may award from time to time to their senior management employees. The Bank and the Company shall pay any such discretionary bonuses to the Employee no later than the two-and-one half (2 1/2) months after the end of the calendar year in which such bonus was awarded to the Employee. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses. Notwithstanding the foregoing, following a Change in Control, the Employee shall receive discretionary bonuses that are made no less frequently than, and in annual amounts not less than, the average annual discretionary bonuses paid to the Employee during the three calendar years immediately preceding the year in which the Change in Control occurs.

         5. Participation in Retirement, Medical and Other Plans.
            ----------------------------------------------------

                (a) During the term of this Agreement, the Employee shall be eligible to participate in the following benefit plans: group hospitalization, disability, health, dental, sick leave, life insurance, travel and/or accident insurance, retirement, pension, and/or other present or future qualified plans provided by the Bank, generally which benefits, taken as a whole, must be at least as favorable as those in effect on the Effective Date and the Company.

                (b) The Employee shall be eligible to participate in any fringe benefits which are or may become available to the Bank's and the Company's senior management employees, including for example: any stock option or incentive compensation plans, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable out-of-pocket business expenses which he shall incur in connection with his services under this Agreement upon substantiation of such expenses in accordance with the policies of the Bank and the Company. Additionally, the Employee shall be entitled to:

                     (1) Banking Industry Functions. The Employee may devote reasonable time to attending seminars and meetings sponsored by the Pennsylvania Bankers Association, the American Bankers Association and other banking or educational organizations at the expense of the Bank.

                     (2) Club Membership. The Bank shall provide the Employee with application fees, bond costs and annual dues in connection with his membership in the Honesdale Golf Club and such other private clubs, social, civic and community organizations that the Board of Directors of the Bank may reasonably determine during the term of employment hereunder.

                     (3) Automobile. The Executive shall be furnished a new executive quality automobile with insurance, maintenance, fuel and all fees and costs paid by the Bank. Said car to be replaced upon the sooner of three (3) years, 50,000 miles or excessive maintenance costs.

                     (4) Other Perquisites and Benefits. The Executive shall be entitled to receive such other perquisites and fringe benefits as the Board of Directors of the Bank reasonably deems appropriate in its sole discretion.

         6. Term. The Bank and the Company  hereby employ the Employee,  and the
            ----
Employee hereby accepts such employment under this Agreement, for the period commencing on the Effective Date and ending thirty-six (36) months thereafter (or such earlier date as is determined in accordance with Section 10 or 12). On each annual anniversary date of the Effective Date, this Agreement shall automatically renew for an additional 12 months unless either party has beforehand provided the other party with written notice that this Agreement shall not renew.

         In the event the Employee serves the full term of this Agreement, and the Bank does not offer more than one year before the Agreement's expiration date to renew this Agreement upon substantially the same terms and conditions for an additional three (3) year term, the Employee shall be entitled upon terminating employment at any time on or after the expiration date to a severance allowance of twelve (12) months of his then current base annual salary, plus such vested employee benefits to which the Employee may be entitled when due and payable, and the Bank shall have no further obligations to the Employee under this Agreement, EXCEPT that in such event, the Bank shall provide, at the Employee's request, out-placement services to the Employee through Drake, Beam, and Moran, New York, New York, or such comparable out-placement service as the parties shall select. The Bank's costs for such services shall not exceed 17% of the Employee's then current base annual salary, and shall be payable only through the end of the second calendar year following the Employee's termination of employment with the Bank and the Company.

         7. Loyalty; Noncompetition; Nondisclosure.
            --------------------------------------

                (a) Loyalty. During the period of his employment hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote substantially all his full business time, attention, skill, and efforts to the faithful performance of his duties hereunder; provided, however, from time to time, Employee may serve on the boards of directors of, and hold any other offices or positions in, companies or organizations, which will not present any conflict of interest with the Bank, the Company or any of their subsidiaries or affiliates or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. Except with the prior written approval of the Board of Directors of the Bank, the Executive shall not engage in any other business or commercial activities, duties or pursuits, during the term of this Agreement. Under no circumstances may the Employee engage in any business or commercial activities, duties or pursuits which compete with the business or commercial activities of the Bank nor may the Employee serve as a director or officer or in any other capacity in a company or financial institution which competes with the Bank. Investments and personal activities not resulting in material compensation or a conflict of interest with the Bank shall not be deemed a breach of the restrictions of this paragraph. Participation in trade associations, charitable, civil or similar not-for-profit, philanthropic or eleemosynary organizations, including service as an officer or director, shall not be deemed a breach of this Agreement, but the total amount of time spent by the Employee in such activities during normal working hours shall be periodically reviewed by the Board of Directors of the Bank.

                (b) Noncompetition. The Employee covenants and agrees as follows: the Employee shall not directly or indirectly, within the marketing area of the Bank or the Company (defined as Wayne County, Pennsylvania) or any future marketing area of the Bank or the Company (defined as an area within fifty (50) miles of any branch office located outside of Wayne County, Pennsylvania and begun during the Employee's employment under the terms of this Agreement), enter into or engage generally in competition with the Bank or the Company either as a sole proprietor or as a partner or joint venturer, or as a director, officer, shareholder

(except as a shareholder of less than five percent (5%) of the outstanding shares of a corporation if Executive is not an employee, officer or director of such corporation), employee or agent for any person, for a period of one (1) year after the date of termination of his employment if (I) the Employee's employment is terminated for Just Cause pursuant to Section 10 of this Agreement, or (ii) such termination is the result of a resignation by the Employee other than pursuant to subsection 10(d)(2). The Employee agrees that any breach of restrictions set forth in this paragraph shall result in irreparable injury to the Bank and the Company and for which they shall have not adequate remedy at law and the Bank and the Company shall be entitled to injunctive relief in order to enforce the provisions hereof. In the event that this paragraph shall be determined by any court of competent jurisdiction to be unenforceable in part by reason of it being too great a period of time or covering too great a geographical area, it shall be in full force and effect as to that period of time or geographical area determined to be reasonable by the court.

                (c) Unauthorized Disclosure. At no time during the period of his employment hereunder and thereafter, shall the Employee, without the written consent of the Boards of Directors of the Bank or a person authorized thereby, knowingly disclose to any person, other than an employee of the Bank or the Company or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Employee of his duties as an executive of the Bank or the Company, any material confidential information obtained by him while in the employ of the Bank or the Company with respect to any of the Bank's or the Company's services, products, improvements, formulas, designs or styles, processes, customers, methods of distribution of any business practices the disclosure of which he knows will be materially damaging to the Bank or the Company; provided, however, that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Employee) or any information of a type not otherwise considered confidential by persons engaged in the same business or a business similar to that conducted by the Bank and the Bank.

                (d) Nothing contained in this Section shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Bank or the Company, or, solely as a passive or minority investor, in any business.

         8.  Standards.  The  Employee  shall  perform  his  duties  under  this
             ---------
Agreement in accordance with such reasonable standards as the Boards of Directors of the Bank and the Company may establish from time to time. The Bank and the Company will provide Employee with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

         9. Vacation and Sick Leave. At such reasonable times as the Board shall
            -----------------------
in its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, all such voluntary absences to count as vacation time, provided that:

                (a) The Employee shall be entitled to an annual vacation in accordance with the policies that the Board periodically establishes for senior management employees of the Bank, but not less than four weeks in any calendar year (pro-rated in any calendar year during which the Employee is employed hereunder for less than the entire calendar year in accordance with the number of days in such year which he is so employed).

                (b) The Employee shall not receive any additional compensation from the Bank or the Company on account of his failure to take a vacation or sick leave, and the Employee shall not accumulate unused vacation from one fiscal year to the next, except in either case to the extent authorized by the Board.

                (c) In addition to the aforesaid paid vacations, the Employee shall be entitled without loss of pay, to absent himself voluntarily from the performance of his employment with the Bank and the Company for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion determine. Further, the Boards of Directors of the Bank and the Company may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as such Boards in their discretion may determine.

                (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board of Directors of the Bank and the Company.

         10.  Termination  and  Termination  Pay.  Subject to Sections 12 and 21
              ----------------------------------
hereof, the Employee's employment hereunder may be terminated under the following circumstances:

                (a) Death. The Employee's employment under this Agreement shall terminate upon his death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his death occurred, which shall be paid to the Employee's estate no later than two-and-one half (2 1/2) months after the end of the calendar year of the Employee's death.

                (b) Disability. The Bank and the Company may terminate the Employee's employment if the Employee becomes totally and permanently disabled. The Employee shall be deemed totally and permanently disabled if he becomes unable to perform a substantial portion of his duties under this Agreement and a physician selected by Bank determines such inability will continue for a period of six (6) months or more and is likely to be permanent and the Employee qualifies to receive total disability benefits under Bank's disability insurance plan. Such termination shall be without prejudice to any right the Employee may have to receive benefits under any long-term disability insurance plan maintained by Bank or the Company.

                (c) Just Cause. The Board may, by written notice to the Employee, immediately terminate his employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. For the purposes of this Agreement, the Bank shall have "Just Cause" to terminate the Employee's employment hereunder upon:

                (1) the willful failure by the Employee to substantially perform his material duties hereunder other than any such failure resulting from the Employee's incompetence or incapacity due to physical or mental illness; or

                (2) conviction of a felony; or

                (3) the willful violation by the Employee of the provisions of this Agreement; or

                (4) the willful violation by the Employee of material Bank or Company policy as formally expressed by the Board of Directors of the Company or the Bank; or

                (5) the violation of state or federal banking, tax or financial laws, regulations or rules in his own conduct or in the operation of the Bank or the Company, the result of which is materially adverse to the Bank or the Company; or

         None of the above which are capable of being cured shall be grounds for termination until Bank and the Company give notice thereof to the Employee and the Employee fails to cure such failure or violation within thirty (30) days of said notice, or if said failure or violation cannot be cured within thirty (30) days, within a reasonable time thereafter if the Employee is diligently attempting to cure the failure or violation. No act, or failure to act, on the Employee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Bank and the Company.

         Bank and the Company may terminate this Agreement without notice and opportunity to cure upon receipt of a final written directive or order of any governmental body or entity having jurisdiction over the Bank or the Company requiring termination or removal of the Employee from the positions referenced in Section 2 of this Agreement.

                (d) Without Just Cause; Constructive Discharge. (1) The Boards of Directors of the Bank and the Company may, by written notice to the Employee, immediately terminate his employment at any time for a reason other than Just Cause, in which event the Employee shall be entitled to receive the following compensation and benefits (unless such termination occurs during the Protected Period in which event the benefits and compensation provided for in Section 12 shall apply): (I) the salary provided pursuant to Section 3 hereof, up to the later of the expiration date of this Agreement (including any renewal term) of this Agreement and the date that is 12 months after the employee's last day of employment, and (ii) long-term disability and such medical benefits as are available to the Employee under the provisions of COBRA for eighteen (18) months. All amounts payable to the Employee shall be paid in one lump sum within ten (10) days of such termination.

                     (2) The Employee shall be entitled to receive the compensation and benefits payable under subsection 10(d)(1) hereof in the event that the Employee voluntarily terminates employment within 90 days of an event that constitutes Good Reason (unless such voluntary termination occurs during the Protected Period, in which event the benefits and compensation provided for in Section 12 shall apply).

                (e) Termination or Suspension Under Federal Law. (1) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and
(g)(1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

                     (2) If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations of the Bank under this Agreement shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

                     (3) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Bank's affairs, the Bank's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (I) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and
(ii) reinstate (in whole or in part) any of its obligations which were suspended.

                (f) Voluntary Termination by Employee. Subject to Section 12(a)(ii) hereof, the Employee may voluntarily terminate employment with the Bank during the term of this Agreement, upon at least ninety (90) days' prior written notice to the Board of Directors, in which case the Employee shall receive only his compensation, vested rights and employee benefits up to the date of his termination (unless such termination occurs pursuant to Section 10(d)(2) hereof or within the Protected Period, in which event the benefits and compensation provided for in Sections 10(d) or 12, as applicable, shall apply).

         11. No  Mitigation.  The Employee shall not be required to mitigate the
             --------------
amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

         12. Change in Control Severance Payments.
             ------------------------------------

                (a) Trigger Events. In lieu of the severance benefits provided under Section 10, the Employee shall be entitled to collect the severance benefits set forth in Subsection (b) hereof in the event that (i) the Employee voluntarily terminates employment either for any reason within the 30-day period beginning on the date of a Change in Control, (ii) the Employee voluntarily terminates employment within 90 days of an event that both occurs during the Protected Period and constitutes Good Reason, or (iii) the Bank or the Company or their successor(s) in interest terminate the Employee's employment without his written consent and for any reason other than Just Cause during the Protected Period.

                (b) Amount of Severance Benefit. If the Employee becomes entitled to collect severance benefits pursuant to Section 12(a) hereof, the Bank shall pay the Employee:

                     (I) a severance  benefit equal to the Code ss.280G maximum,
                and

                     (ii) pay for long-term  disability and provide such medical benefits as are available to the Employee under the provisions of COBRA, for eighteen (18) months (or such longer period, up to 24 months, if COBRA is amended).

                Subject to Section 21 hereof, said sum shall be paid in one lump sum within ten (10) days of the later of the date of the Change in Control and the Employee's last day of employment with the Bank or the Company.

                (c) Funding of Grantor Trust upon Change in Control. Not later than ten business days after a Change in Control, the Bank shall (I) establish a grantor trust (the "Trust") that is designed in accordance with Revenue Procedure 92-64 and has a trustee independent of the Bank and the Company, (ii) deposit in said Trust an amount equal to the Code ss.280G Maximum, unless the Employee has previously provided a written release of any claims under this Agreement, and (iii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust. Upon the earlier of the Trust's final payment of all amounts due under the following paragraph or the date 15 months after the Change in Control, the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further interest in the Trust.

         During the 15-consecutive month period after a Change in Control, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail return receipt requested. On the tenth
(10th) business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to this Agreement, and the costs of such arbitration shall be paid by the Bank. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within 3 days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

     Upon the earlier of (I) any payment from the Trust to the Employee,  or
(ii) the date fifteen (15) months after the later of the Change in Control and the date on which the Bank makes the deposit referred to in the first paragraph of this subsection 11(d), the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further interest in the Trust pursuant to this Agreement.

         (d) Indemnification. The Bank shall indemnify and hold the Executive harmless from any and all loss, expense or liability that he may incur due to his services for the Company (including any liability he may ever incur under Code ss. 4999, or a successor, as the result of benefits he collects pursuant to Sections 10 or 12, provided that, subject to Section 21 hereof, any such payments are made to the Employee within two-and-one half (2 1/2) months after the later occurs of (i) the end of the calendar year in which the Employee's employment with the Bank and the Company is terminated, and (ii) the date on which the Executive incurs the loss, expense, or liability that entitles him to payments hereunder.

         13. Indemnification.  The  Bank  and  the  Company  agree  that   their
             ---------------
respective Bylaws shall continue to provide for indemnification of directors, officers, employees and agents of the Bank and the Company, including the Employee during the full term of this Agreement, and to at all times provide adequate insurance for such purposes.

         14. Additional Offices. The Employee agrees to serve without additional
             ------------------
compensation, if elected or appointed thereto, as an officer in one or more offices or as a director of any subsidiary of the Company or the Bank; provided, however, the Employee shall not be required to serve in such additional offices or as a director of any subsidiary, if such service would expose him, as an individual, to adverse financial conditions.

         15. Reimbursement of Employee for Enforcement Proceedings. In the event
             -----------------------------------------------------
that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to defend against any action taken by the Bank or the Company, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee obtains either a written settlement or a final judgement by a court of competent jurisdiction substantially in his favor. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the

Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Employee.

         16. Federal  Income  Tax  Withholding.  The  Bank and the  Company  may
             ---------------------------------
withhold all federal and state income or other taxes from any benefit payable under this Agreement as shall be required pursuant to any law or government regulation or ruling.

         17. Successors and Assigns.
             ----------------------

                (a) Bank and Company. This Agreement shall not be assignable by the Bank and the Company, provided that this Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank and the Company which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank.

                (b) Employee. Since the Bank and the Company are contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank and the Company; provided, however, that nothing in this paragraph shall preclude (I) the Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or (ii) the executors, administrators, or other legal representatives of the Employee or his estate from assigning any rights hereunder to the person or persons entitled thereunto.

                (c) Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to exclusion, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

         18. Amendments.  No  amendments or additions to this Agreement shall be
             ----------
binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

         19. Applicable Law.  Except to the extent preempted by Federal law, the
             --------------
laws of the Commonwealth of Pennsylvania shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

         20. Severability.  The  provisions  of this  Agreement  shall be deemed
             ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         21. Tax  Liabilities  and Code  Section  409A.  The  Employee is solely
             -----------------------------------------
responsible for the satisfaction of any tax liability, including any taxes and penalties that may arise under

Sections 409A of the Code ("Section 409A"), that may result from any payments or benefits that the Employee receives pursuant to this Agreement. Any such payments or benefits shall be subject to reduction for any applicable employment or withholding taxes. Neither the Bank nor the Company shall have any obligation to pay, mitigate, or protect the Employee from any such tax liabilities. However, if the Bank or the Company determines in good faith in either of their sole discretion that the Employee is a key employee of a public company as defined in Section 416(i) of the Code (disregarding Section 416(i)(5)) at the time of his termination of employment, the Bank and the Company shall suspend paying the Employee any cash amounts that he is entitled to receive pursuant to Sections 6, 10, or 12 above during the six-month period following termination of the Employee's employment (the "409A Suspension Period"), unless the Bank and the Company reasonably determine that paying such amounts in accordance with Sections 6, 10, or 12 will not result in the Employee's liability for additional tax under Section 409A. As soon as reasonably practical after the end of the 409A Suspension Period, the Employee shall receive a lump sum payment in cash for an amount equal to any cash payments that the Bank and the Company do not make during the 409A Suspension Period. Thereafter, the Employee will receive any remaining payments pursuant to Sections 6, 10 or 12 in accordance with the terms of those Sections (as if there had not been any suspension of payments).

         22. Entire Agreement.  This Agreement,  together with any understanding
             ----------------
or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.


ATTEST:                              WAYNE BANK


/s/Nancy A. Hart                     By:/s/Russell L. Ridd
----------------------------            ----------------------------------------
Assistant Secretary                     Its:  Chairman of the Board


/s/Nancy A. Hart                        /s/Lewis J. Critelli
----------------------------            ----------------------------------------
Assistant Secretary                     Its:  Executive Vice President and Chief
                                              Financial Officer



                                     NORWOOD FINANCIAL CORP.


/s/Nancy A. Hart                     By:/s/Russell L. Ridd
----------------------------            ----------------------------------------
Assistant Secretary                     Its:  Chairman of the Board


/s/Nancy A. Hart                        /s/Lewis J. Critelli
----------------------------            ----------------------------------------
Assistant Secretary                      Its: Executive Vice President and Chief
                                              Financial Officer



WITNESS:                            EMPLOYEE



/s/Kelly Teeple                         /s/William W. Davis, Jr.
----------------------------            ----------------------------------------
                                        William W. Davis, Jr.